Schedule of Estimated Annual Amortization for Intangible Assets (Details) $ in Thousands	Mar. 31, 2024 USD ($)
Capitalized Software Net And Other Intangible Assets Net
2025	$ 90
2026	464
2027	464
2028	464
2029	$ 464